Exhibit 10.2




                            RESTRICTED UNIT AGREEMENT

        This Restricted Unit Agreement, dated as of the Grant Date set forth on the signature page hereto (the "Grant Date"), between FairPoint Communications, Inc., a Delaware corporation (the "Company"), and the director whose name appears on the signature page hereto (the "Director"), is being entered into pursuant to the FairPoint Communications, Inc. 2005 Stock Incentive Plan (the "Plan"). Capitalized terms used herein without definition have the meaning given in the Plan.

        1. Grant of Restricted Units. The Company hereby evidences and confirms its grant to the Director, effective as of the Grant Date, of the number of Restricted Units specified on the signature page hereto. All Restricted Units received by the Director under this Agreement are subject to the restrictions contained herein and are referred to as "Restricted Units." This Agreement is subordinate to, and the terms and conditions of the Restricted Units granted hereunder are subject to, the terms and conditions of the Plan, which are incorporated by reference herein. If there is any inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall govern.

        2. Transfer Restrictions and Vesting of Restricted Units.

        (a) Restrictions on Transfer. Except for transfers to Permitted Transferees approved by the Committee and transfers by will or by the laws of descent and distribution, the Restricted Units granted hereby may not be sold, assigned, transferred, pledged, hypothecated or otherwise directly or indirectly encumbered or disposed of until settlement of the Restricted Units in accordance with Section 6.

        (b) Restricted Period. Subject to the Director's remaining in office on each vesting date, and except as provided in Section 2(c)(i) hereof or Article IX of the Plan, the Period of Restriction shall lapse, and the Restricted Units shall become vested, in four equal installments on the first day of each of the first four calendar quarters following the Grant Date.

        (c) Termination of Service. Notwithstanding anything contained in this Agreement to the contrary, (i) if the Director's service is terminated by reason of the Director's death or Disability during the Period of Restriction, the Restricted Units shall become fully vested and nonforfeitable, and (ii) if the Director's service is terminated for any reason other than death or Disability during the Period of Restriction, any Restricted Units held by the Director for which the Period of Restriction has not then expired shall be forfeited and canceled as of the date of such termination.

        3. Adjustment in Capitalization. In the event of any Adjustment Event, all of the Director's Restricted Units shall be treated in accordance with the provisions of Section 3.3 of the Plan.



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        4. Dividend Equivalents. The Director shall have the right to receive
Dividend Equivalents with respect to all Restricted Units granted hereunder (including additional Restricted Units credited in respect of Dividend Equivalents) until settlement of the Restricted Units in accordance with Section
6. Any cash Dividend Equivalents paid with respect to Restricted Units shall be credited to the Director's account and shall be deemed to have been invested in Shares on the record date established for the related dividend and, accordingly, a number of Restricted Units shall be credited to the Director's account equal to the greatest whole number which may be obtained by dividing (i) the value of such Dividend Equivalents on the record date by (ii) the Fair Market Value of a Share on such date. Any additional Restricted Units credited in respect of Dividend Equivalents paid on Restricted Units for which the Period of Restriction has not expired shall become vested and nonforfeitable, if at all, on the same terms and conditions as are applicable in respect of the Restricted Units with respect to which such Dividend Equivalents were payable.

        5. Change in Control. In the event of a Change in Control, all of the Director's Restricted Units shall be treated in accordance with the provisions of Article IX of the Plan.

        6. Settlement of Restricted Units. The Company shall deliver to the Director (or, if applicable, to the Director's beneficiary) that number of Shares equal to the number of Restricted Units granted under this Agreement (including additional Restricted Units credited in respect of Divided Equivalents) for which the Period of Restriction has previously expired or expires in connection with any event enumerated in this Section 6, as soon as practicable following the earlier to occur of (i) the Director's separation from service as a director of the Company, (ii) the date the Director becomes disabled (as defined in Section 409A(a)(2)(C) of the Code), (iii) the Director's death, (iv) a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company's assets (as such terms are defined in Section 409A(a)(2)(a)(v) of the Code and the interpretive guidance thereunder), or (v) the date, if any, set forth on the signature page hereto.

        7. Director's Representations, Warranties and Covenants.

        (a) Investment Intention. The Director represents and warrants that the Restricted Units have been, and any Shares will be, acquired by the Director solely for the Director's own account for investment and not with a view to or for sale in connection with any distribution thereof. The Director further understands, acknowledges and agrees that the Restricted Units, and any Shares, may not be transferred, sold, pledged, hypothecated or otherwise disposed of except to the extent expressly permitted hereby and at all times in compliance with the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Securities Exchange Commission


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thereunder, and in compliance with applicable state securities or "blue sky"
laws and non-U.S. securities laws.

        8. Miscellaneous.

        (a) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

        (b) Amendment. This Agreement may not be amended, modified or supplemented orally, but only by a written instrument executed by the Director and the Company.

        (c) Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or Director without the prior written consent of the other party; provided that the Company may assign all or any portion of its rights or obligations under this Agreement to one or more persons or other entities designated by it.

        (d) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to principles of conflict of laws which would require application of the law of another jurisdiction, except to the extent that the corporate law of the State of Delaware specifically and mandatorily applies.

        (e) Severability; Blue Pencil. In the event that any one or more of the provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

        (f) Unfunded Plan. The Plan is an unfunded plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, and the Company shall not be required to set aside a fund for the payment of the Restricted Units.

        (g) Consent to Electronic Delivery. By executing this Agreement, Director hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Director pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, and the Restricted Units via Company web site or other electronic delivery.


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        (h) Section and Other Headings, etc. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

        (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                           - Signature page follows -



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        IN WITNESS WHEREOF, the Company and Director have executed this
Agreement as of the Grant Date.

                                             FAIRPOINT COMMUNICATIONS, INC.



                                             By:________________________________

                                             Name:______________________________

                                             Title:_____________________________



                                             DIRECTOR



                                             ___________________________________

                                             Name:______________________________


                                             Address:

                                             ___________________________________

                                             ___________________________________

                                             ___________________________________


Total Number of Restricted
Units Granted:________

Grant Date:________

Settlement Date (If Any) For Restricted Units
Elected by the Director:__________




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